Exhibit 99.4


           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Southborrough Ventures, Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2003 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Marc Walther, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



     The foregoing certification is made solely for the purpose of 18 U.S.C.
Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

         EXECUTED this     22nd      day of April, 2003.
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                                            /s/  Marc Walther
                                            --------------------------------
                                                 Marc Walther
                                                 Chief Financial Officer